Exhibit 10.2

EIGHTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of January 29, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016, that certain Fifth Amendment to Amended and Restated Lease No. 2, dated as of June 30, 2016, that certain Sixth Amendment to Amended and Restated Lease No. 2, dated as of September 30, 2016, and that certain Seventh Amendment to Amended and Restated Lease No. 2, dated as of January 17, 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Properties and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Sold Properties.  The Leased Property shall exclude the Sold Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Sold Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Properties.

2.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Four Million Six Hundred Sixty-Three Thousand Two Hundred Sixty-Seven and 00/100ths Dollars ($44,663,267.00), subject to adjustment as provided in Section 3.1.1(b).

3.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-41” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Sold Properties from Exhibits A-18 and A-32 to the Lease and replacing them with “Intentionally deleted”.

4.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Eighth Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING
COMPANY LLC, a Delaware limited liability
company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Eighth Amendment to Amended and Restated Lease Agreement No. 2]

SCHEDULE 1

SOLD PROPERTIES

Street Address	City	State	Landlord
13400 Rogers Drive	Rogers	MN	HPT TA Properties Trust
608 Lovell Road	Knoxville	TN	HPT TA Properties Trust

EXHIBITS A-1 through A-41

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541	2015
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213	2015
A-3	94	946 West Beale Street, Kingman, AZ, 86401	2015
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331	2015
A-5	227	2930 Lenwood Rd., Barstow, CA 92311	2015
A-6	57	19483 Knighton Rd., Redding, CA 96002	2015
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259	2015
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584	2015
A-9	156	30732 Highway 441 South, Commerce, GA 30529	2015
A-10	249	6901 Bellville Road, Lake Park, GA 31636	2015
A-11	167	4115 Broadway, Boise, ID 83705	2015
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075	2015
A-13	199	819 Edwardsville Road, Troy, IL 62294	2015
A-14	65	2636 E. Tipton Street, Seymour, IN 47274	2015
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501	2015
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033	2015
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162	2015
A-18		Intentionally deleted
A-19	52	100 North Broadway, Oak Grove, MO 64075	2015
A-20	90	103 Prospectors Drive , Ogallala, NE 69153	2015
A-21		Intentionally deleted
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804	2015
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.	2015
A-24		Intentionally deleted
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377	2015
A-26	39	10679 Lancaster Rd., Hebron, OH 43025	2015
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048	2015
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128	2015
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002	2015
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510	2015
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112	2015
A-32		Intentionally deleted
A-33	17	6800 Thompson Road, Baytown, TX 77522	2015
A-34	230	704 West Interstate 20, Big Spring, TX 79720	2015
A-35		Intentionally deleted
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005	2015
A-37	170	435 Winton Parkway, Livingston, CA 95334	2015
A-38	369	3001 Grant Street, Gary, IN 46408	2015
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481	2019
A-40	255	289 Howard Baker Highway, Pioneer, TN 37847	2019
A-41	257	10346 S. State Rd. 39, Clayton, IN 46118	2015

 [See attached copies.]